UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2011

Nielsen Holdings N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-35042	98-0662038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway New York, New York 10003 (646) 654-5000	Diemerhof 2 1112 XL Diemen The Netherlands +31 20 398 8777

(Address of principal executive offices)

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

In connection with the initial public offering by Nielsen Holdings N.V. of its common stock covered by the Registration Statement on Form S-1 (File No. 333-167271) (the “Registration Statement”), the Amended and Restated Shareholders’ Agreement regarding Nielsen Holdings N.V., dated as of January 31, 2011, was entered into by and among AlpInvest, Blackstone, Carlyle, Hellman & Friedman, KKR, Thomas H. Lee Partners, Valcon Acquisition Holding (Luxembourg) S.à r.l., Nielsen Holdings N.V., Valcon Acquisition B.V. and The Nielsen Company B.V. In addition, on January 31, 2011, the Registration Rights Agreement was entered into among Nielsen Holdings N.V., Valcon Acquisition Holding (Luxembourg) S.à r.l., AlpInvest Partners CS Investments 2006 C.V., Blackstone Capital Partners (Cayman) V L.P., Carlyle Partners IV Cayman, L.P., Hellman & Friedman Capital Partners V (Cayman), L.P., KKR VNU (Millennium) Limited, THL Fund VI Alternative Corp. and Centerview Partners Holdings L.L.C.

On January 31, 2011, pursuant to the Registration Statement, Nielsen Holdings N.V. issued $287.5 million aggregate principal amount of its 6.25% Mandatory Convertible Subordinated Bonds due 2013 (the “bonds”) convertible into shares of Nielsen Holdings N.V.’s common stock, which mature on February 1, 2013, pursuant to an indenture, dated January 31, 2011, between Nielsen Holdings N.V. and The Bank of New York Mellon, as trustee.

The Amended and Restated Shareholders’ Agreement regarding Nielsen Holdings N.V., the Registration Rights Agreement and the Indenture are filed herewith as exhibits 10.1, 10.2 and 4.1, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the second paragraph of Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2011, Nielsen Holdings N.V.’s Amended and Restated Articles of Association, substantially in the form previously filed as Exhibit 3.1 to the Registration Statement, became effective. A description of Nielsen Holdings N.V.’s capital stock giving effect to the adoption of the Amended and Restated Articles of Association has previously been reported by Nielsen Holdings N.V. in Nielsen Holdings N.V.’s Prospectus, dated January 26, 2011, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on January 27, 2011. An unofficial English translation of the Amended and Restated Articles of Association are filed herewith as Exhibit 3.1 and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 31, 2011, Richard J. Bressler, Simon E. Brown, Karen M. Hoguet, James M. Kilts, Iain Leigh, Eliot P.S. Merrill, Robert Pozen, Robert Reid, Javier G. Teruel and David L. Calhoun were appointed to the Board of Directors of Nielsen Holdings N.V., thereby joining Michael S. Chae, Alexander Navab, Scott A. Schoen, Patrick Healy and James A. Attwood, Jr. In addition, Marcel Rutte and AlpInvest Partners 2006 B.V. no longer serve on the Board of Directors. Messrs. Bressler, Pozen and Teruel and Ms. Hoguet serve as members of Nielsen Holdings N.V.’s audit committee, Messrs. Attwood, Chae, Healy, Navab, Schoen and Teruel and Ms. Hoguet serve as members of Nielsen Holdings N.V.’s compensation committee and Messrs. Attwood, Chae, Healy, Navab, Pozen and Schoen serve as members of Nielsen Holdings N.V.’s nomination and corporate governance committee. Biographical information regarding these directors and a description of the terms of their compensation have previously been reported by Nielsen Holdings N.V. in its Prospectus, dated January 26, 2011, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on January 27, 2011.

In connection with the initial public offering and pursuant to the Nielsen Holdings 2010 Stock Incentive Plan adopted by the Board of Directors and stockholders of Nielsen Holdings N.V. on July 26, 2010 and August 10, 2010, repsectively, Nielsen Holdings N.V. granted options to purchase 12,515 shares of common stock each to Javier J. Teruel and Karen M. Hoguet.

Item 8.01	Other Events.

On January 31, 2011, Nielsen Holdings N.V. completed its initial public offering, including the exercise in full by the underwriters of their option to purchase additional shares, by issuing 82,142,858 shares of common stock for cash consideration of $21.965 per share (net of underwriting discounts) to a syndicate of underwriters led by J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated as representatives of the underwriters. Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Guggenheim Securities, LLC, William Blair & Company, L.L.C., Wells Fargo Securities, LLC, Blaylock Robert Van, LLC, HSBC Securities (USA) Inc., Loop Capital Markets LLC, Mizuho Securities USA Inc., Samuel A. Ramirez & Company, Inc. and The Williams Capital Group, L.P. also participated as underwriters.

On January 31, 2011, Nielsen Holdings N.V. also completed its concurrent offering of its bonds, including the exercise in full by the underwriters of their option to purchase additional bonds, by issuing $287,500,000 in aggregate principal amount of bonds to the syndicate that acted as underwriters in the initial public offering of common stock described above.

Nielsen Holdings N.V. intends to use the additional net proceeds of approximately $272 million as a result of the exercise by the underwriters of their option to purchase additional shares and bonds to redeem the remaining €169 million in aggregate principal amount of its outstanding 11.125% Senior Discount Notes due 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

3.1	Amended and Restated Articles of Association of Nielsen Holdings N.V. (unofficial English translation)

4.1	Indenture, dated as of January 31, 2011, between Nielsen Holdings N.V. and The Bank of New York, as trustee, relating to the 6.25% Mandatory Convertible Subordinated Bonds due 2013

10.1	Amended and Restated Shareholders’ Agreement regarding Nielsen Holdings N.V., dated January 31, 2011, among AlpInvest, Blackstone, Carlyle, Hellman & Friedman, KKR, Thomas H. Lee Partners, Valcon Acquisition Holding (Luxembourg) S.à r.l., Nielsen Holdings N.V., Valcon Acquisition B.V. and The Nielsen Company B.V.

10.2	Registration Rights Agreement, dated January 31, 2011, among Nielsen Holdings N.V., Valcon Acquisition Holding (Luxembourg) S.à r.l., AlpInvest Partners CS Investments 2006 C.V., Blackstone Capital Partners (Cayman) V L.P., Carlyle Partners IV Cayman, L.P., Hellman & Friedman Capital Partners V (Cayman), L.P., KKR VNU (Millennium) Limited, THL Fund VI Alternative Corp. and Centerview Partners Holdings L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2011

NIELSEN HOLDINGS N.V.

By:	/s/ JAMES W. CUMINALE
Name:	James W. Cuminale
Title:	Chief Legal Officer